SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of Report (Date of Earliest Event Reported)): August 28, 2003
CORNERSTONE PROPANE PARTNERS, L.P. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	1-12499 (Commission File Number)	77-0439862 (IRS Employer Identification No.)
432 Westridge Drive, Watsonville, CA 95076 (Address of Principal Executive Offices, including Zip Code)
(831) 724-1921 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

                The holder of all of the equity in our general partner, CornerNorth LLC, acting through its managing member, Northwestern Capital Corporation, has acted to remove one of the directors of our general partner, Richard R. Hylland.

SIGNATURES

                According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CornerStone Propane Partners, L.P.

/s/ Curtis G. Solsvig III
Date: August 28, 2003	Curtis G. Solsvig III

Its: Chief Executive Officer